PROSPECTUS SUPPLEMENT -- June 6, 2002*

AXP Equity Select Fund (Jan. 29, 2002) S-6426-99 V (1/02)
AXP Focused Growth Fund (May 30, 2002) S-6003-99 D (5/02)
AXP Global Technology Fund (Dec. 28, 2001) S-6395-99 E (12/01)
AXP Growth Dimensions Fund (Sept. 28, 2001) S-6004-99 D (9/01)
AXP New Dimensions Fund (Sept. 28, 2001) S-6440-99 U (9/01)
AXP Research Opportunities Fund (Sept. 28, 2001) S-6356-99 J (9/01) AXP Strategy Aggressive Fund (May 30, 2002) S-6381-99 M (5/02)

The "Investment Manager" section for AXP Equity Select Fund is revised as follows:

Duncan J. Evered, portfolio manager, joined AEFC in 1994 as a senior analyst covering healthcare. He has been in the investment industry since 1984. He also serves as portfolio manager for AXP Variable Portfolio - Equity Select Fund and for institutional products focusing on small to mid-cap holdings. Duncan has a BS degree from Stanford University and an MBA from the Stanford School of Business.

The "Investment Manager" section for AXP Focused Growth Fund is revised as follows:

Daniel J. Rivera, co-portfolio manager, joined AEFC in January 2000 with 16 years of investment experience. He began managing this Fund in June 2002. He is chief investment officer for Equity Advisors. He serves as co-portfolio manager of
 IDS Life Series - Equity Portfolio. Prior to joining AEFC, Dan was the chief investment officer of two firms in North Carolina, High Point Bank and Trust and United Carolina Bank -- the latter acquired by Branch Banking and Trust (BB&T). Dan is a graduate of the Virginia Military Institute with a BA in foreign languages and has an MBA from the University of North Carolina-Chapel Hill. He is a Chartered Financial Analyst.

C. Steven Brennaman, co-portfolio manager, joined AEFC in September 2000. He began managing this Fund in June 2002. He also serves as co-portfolio manager of IDS Life Series - Equity Portfolio. Prior to joining AEFC, Steven was vice president and senior portfolio manager at BB&T Asset Management where he managed U.S. large capitalization growth equity portfolios for five years. He has a BA in political science from Mercer University and a MS in management from Troy State University.

The "Investment Manager" section for AXP Global Technology Fund is revised as follows:

Telis Bertsekas, co-portfolio manager, joined AEFC in February 2002. He began managing the assets of the Portfolio in June 2002. Prior to joining AEFC, he was an equity analyst at Fidelity Investments covering the beverage and tobacco industries from 1997 to 2000. He served as portfolio manager of the Fidelity Select Software and Computer Services Fund (March 2000 to December 2001), the Fidelity Select Computer Fund (June 2001 to February 2002) and the Fidelity Select Technology Fund (January 2002 to February 2002). He also served as the leader of domestic equity technology analysts at Fidelity from January 2002 to February 2002. Telis has a BS in economics from the Massachusetts Institute of Technology and an MBA from the Sloan School of Management.

Nina Hughes, co-portfolio manager, joined AEFC in April 2002. She began managing the assets of the Portfolio in June 2002. From 1998 to 2002, she was an equity analyst covering software, infrastructure and service companies at Tudor Investment Corporation.

From 1995 to 1997, she was a software quality engineer for Baxter Healthcare. Nina has a BS in electrical engineering from the University of Vermont, a Masters in biomedical engineering from Boston University and an MBA from Babson College.

The "Investment Manager" section for AXP Growth Dimensions Fund is revised as follows:

Gordon Fines, vice president and senior portfolio manager, joined AEFC in 1981. He has been in the investment industry since 1967. Gordon has managed the assets of AXP New Dimensions Fund since 1991. He also serves as portfolio manager of AXP Variable Portfolio - New Dimensions Fund and he leads the growth team for AEFC.

The "Investment Manager" section for AXP New Dimensions Fund is revised as follows:

Gordon Fines, vice president and senior portfolio manager, joined AEFC in 1981. He has been in the investment industry since 1967. He has managed the assets of the Portfolio since 1991. He serves as portfolio manager of AXP Growth Dimensions Fund, AXP Variable Portfolio - New Dimensions Fund and he leads the growth team for AEFC.

The "Investment Manager" section for AXP Research Opportunities Fund is revised as follows:

Joan Kampmeyer, co-portfolio manager, has been with AEFC since 1992. She has 16 years of experience in the industry. Joan has served as a senior analyst and portfolio manager with American Express. Her prior experience includes seven years as vice president in Norwest Corp.'s investment banking unit and five years as assistant treasurer at Jostens, Inc. In November 1998, Joan was promoted to Portfolio Manager with responsibility for American Express Asset Management Group's research-driven products, including Bottom-up Research Picks and Research Core. She received her CFA designation in 1986 and is a member of the Twin Cities Society of Security Analysts. Joan is a Phi Beta Kappa graduate of the University of Minnesota, with a BA degree in French and an MBA degree in finance.

Tom Mahowald, co-portfolio manager, joined AEFC in June 1997 as an equity analyst. He began managing the assets of the Portfolio in June 2002. He also serves as director of equity research. Tom has a BS in management from St. John's University-Minnesota and an MS in finance from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst.

The "Investment Manager" section for AXP Strategy Aggressive Fund is revised as follows:

Paul Rokosz is portfolio manager of the Fund. He joined AEFC in 1998. He also serves as portfolio manager of AXP Variable Portfolio - Strategy Aggressive Fund and for institutional products focusing on small to mid-cap holdings. From 1996 to 1998, he worked at Putnam Investments as a senior analyst providing fundamental research to their 14-person Specialty Growth team. Prior to that he co-managed a Kemper small capitalization equity mutual fund for Kemper Investments. He is a Chartered Financial Analyst.


S-6003-21 A (6/02)
*Valid until next prospectus update.

Destroy May 30, 2003